Exhibit 99.1

SIRIUSXM ACKNOWLEDGES RECEIPT OF PROPOSAL

FROM LIBERTY MEDIA CORPORATION

NEW YORK, NY – September 26, 2023 – Sirius XM Holdings Inc. (NASDAQ: SIRI) (“SiriusXM” or the “Company”) today acknowledged that the special committee of independent directors of the board of SiriusXM (the “Special Committee”) received a non-binding proposal from Liberty Media Corporation (“Liberty Media”) regarding a potential transaction involving the Company. The potential transaction would consist of the separation of the assets and liabilities attributed to the Liberty SiriusXM tracking stock group from Liberty Media through the split-off of a newly formed company (“Newco”) and the subsequent combination of Newco and SiriusXM, as a result of which the holders of Liberty SiriusXM tracking stock and SiriusXM common stock would all hold one class of common stock of the combined company (the “Proposal”).

The Special Committee, together with its advisors, Solomon Partners Securities, LLC and Debevoise & Plimpton LLP, is evaluating the Proposal. There can be no assurance that the Proposal, or any other transaction, will be completed or, if so, as to the terms and conditions of any such transaction. The Company does not intend to disclose developments with respect to this matter until such time as the Special Committee and the Company’s board of directors approves a transaction or the Special Committee otherwise deems further disclosure appropriate, except as required by law or other regulatory requirements.

Nothing in this communication shall constitute a solicitation to buy or an offer to sell shares of SiriusXM’s common stock. The Company cautions stockholders and others considering trading in its securities that the Special Committee has only received the Proposal from Liberty Media and no decisions have been made by the Special Committee with respect to a response to the Proposal.

Sirius XM stockholders need not take any action at this time.

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About Sirius XM Holdings Inc.

SiriusXM is the leading audio entertainment company in North America with a portfolio of audio businesses including its flagship subscription entertainment service SiriusXM; the ad-supported and premium music streaming services of Pandora; an expansive podcast network; and a suite of business and advertising solutions. Reaching a combined monthly audience of approximately 150 million listeners, SiriusXM offers a broad range of content for listeners everywhere they tune in with a diverse mix of live, on-demand, and curated programming across music, talk, news, and sports. For more about SiriusXM, please go to: www.siriusxm.com.

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:  Risks Relating to our Business and Operations:  We have been, and may continue to be, adversely affected by supply chain issues; we may be adversely affected by the war in Ukraine; we face substantial competition and that competition is likely to increase over time; if our efforts to attract and retain subscribers and listeners, or convert listeners into subscribers, are not successful, our business will be adversely affected; we engage in extensive marketing efforts and the continued effectiveness of those efforts is an important part of our business; we rely on third parties for the operation of our business, and the failure of third parties to perform could adversely affect our business; failure to successfully monetize and generate revenues from podcasts and other non-music content could adversely affect our business, operating results, and financial condition; we may not realize the benefits of acquisitions or other strategic investments and initiatives; the ongoing COVID-19 pandemic has introduced significant uncertainty to our business; and the impact of economic conditions may adversely affect our business, operating results, and financial condition. Risks Relating to our Sirius XM Business:  A substantial number of our Sirius XM service subscribers periodically cancel their subscriptions and we cannot predict how successful we will be at retaining customers; our ability to profitably attract and retain subscribers to our Sirius XM service is uncertain; our business depends in part upon the auto industry; failure of our satellites would significantly damage our business; and our Sirius XM service may experience harmful interference from wireless operations. Risks Relating to our Pandora Business:  Our Pandora ad-supported business has suffered a substantial and consistent loss of monthly active users, which may adversely affect our Pandora business; our Pandora business generates a significant portion of its revenues from advertising, and reduced spending by advertisers could harm our business; our failure to convince advertisers of the benefits of our Pandora ad-supported service could harm our business; if we are unable to maintain revenue growth from our advertising products our results of operations will be adversely affected; changes to mobile operating systems and browsers may hinder our ability to sell advertising and market our services; and if we fail to accurately predict and play music, comedy or other content that our Pandora listeners enjoy, we may fail to retain existing and attract new listeners. Risks Relating to Laws and Governmental Regulations:  Privacy and data security laws and regulations may hinder our ability to market our services, sell advertising and impose legal liabilities; consumer protection laws and our failure to comply with them could damage our business; and failure to comply with FCC requirements could damage our business. Risks Associated with Data and Cybersecurity and the Protection of Consumer Information:  If we fail to protect the security of personal information about our customers, we could be subject to costly government enforcement actions and private litigation and our reputation could suffer; and interruption or failure of our information technology and communications systems could impair the delivery of our service and harm our business. Risks Associated with Certain Intellectual Property Rights:  The market for music rights is changing and is subject to significant uncertainties; our Pandora services depend upon maintaining complex licenses with copyright owners, and these licenses contain onerous terms; the rates we must pay for “mechanical rights” to use musical works on our Pandora service have increased substantially and these rates may adversely affect our business; failure to protect our intellectual property or actions by third parties to enforce their intellectual property rights could substantially harm our business and operating results; some of our services and technologies may use “open source” software, which may restrict how we use or distribute our services or require that we release the source code subject to those licenses; and rapid technological and industry changes and new entrants could adversely impact our services. Risks Related to our Capital and Ownership Structure:  We have a significant amount of indebtedness, and our debt contains certain covenants that restrict our operations; we are a “controlled company” within the meaning of the NASDAQ listing rules and, as a result, qualify for, and rely on, exemptions from certain corporate governance requirements; while we currently pay a quarterly cash dividend to holders of our common stock, we may change our dividend policy at any time; and our principal stockholder has significant influence, including over actions requiring stockholder approval, and its interests may differ from the interests of other holders of our common stock. Other Operational Risks:  If we are unable to attract and retain qualified personnel, our business could be harmed; our facilities could be damaged by natural catastrophes or terrorist activities; the unfavorable outcome of pending or future litigation could have an adverse impact on our operations and financial condition; we may be exposed to liabilities that other entertainment service providers would not customarily be subject to; and our business and prospects depend on the strength of our brands.  Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our Annual Report on Form 10-K for the year ended December 31, 2022, which is filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet site (http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Source: SiriusXM

Investor contacts:
Hooper Stevens
212-901-6718
hooper.stevens@siriusxm.com

Natalie Candela
212-901-6672
natalie.candela@siriusxm.com

Media contact:
Jessica Casano-Antonellis
Jessica.casano@siriusxm.com